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                                                                   Exhibit 10.4


                             TUSCARORA INCORPORATED
                           1997 STOCK INCENTIVE PLAN

                            ------------------------

                         ADOPTED BY BOARD OF DIRECTORS
                              ON OCTOBER 17, 1997

                            APPROVED BY SHAREHOLDERS
                              ON DECEMBER 18, 1997

                          EFFECTIVE DECEMBER 18, 1997
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                             TUSCARORA INCORPORATED

                           1997 STOCK INCENTIVE PLAN

     A purpose of the 1997 Stock Incentive Plan (the "Plan") is to encourage eligible employees of Tuscarora Incorporated (the "Company") and its Subsidiaries to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, without par value, of the Company (the "Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. Another purpose of the Plan is to promote the long-term success of the Company by creating a long-term mutuality of interest between the Company's non-employee directors (the "Nonemployee Directors") and the Company's shareholders, to provide an additional inducement for the Nonemployee Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Nonemployee Directors. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board").

     The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Board shall keep records of action taken. A majority of the Board shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Board, shall be the acts of the Board.

                                   SECTION 2

                                  ELIGIBILITY

     Those employees of the Company or any Subsidiary, including employees who are directors of the Company, who share responsibility for the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted, performance and other shares as described herein. The Nonemployee Directors shall be eligible to be granted nonstatutory stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted shares as described herein.

     Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to award restricted, performance and other shares as described herein and to determine the persons to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any person, as well as in determining the number of shares covered by each grant or award and whether alternative stock appreciation rights and/or cash payment rights shall be granted in conjunction with a stock option, the Board shall consider the position and the responsibilities of the person being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Board may deem relevant.
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                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock that may be issued and as to which grants or awards may be made under the Plan is 750,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan shall be reduced by the number of shares of Common Stock issued upon exercise of such alternative stock appreciation rights. Any restricted shares which are surrendered or forfeited to the Company and any performance shares which are not earned shall again be available for issuance under the Plan.

     The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 4

                      GRANT OF STOCK OPTIONS, ALTERNATIVE
                       STOCK APPRECIATION RIGHTS AND CASH
                    PAYMENT RIGHTS AND AWARD OF RESTRICTED,
                          PERFORMANCE AND OTHER SHARES

     The Board shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares,
(iii) to award performance shares and (iv) to make other share awards, all as provided herein. The Board also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D) and to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E). Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights and/or cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(I), but subject to the possible exercise of the Board's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(J) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Board may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

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                                   SECTION 5

                 STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION
                         RIGHTS AND CASH PAYMENT RIGHTS

     Stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

    (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Board, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Board at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(J), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Board, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in
  Section 3.

    (C) Each stock option shall be exercisable at such time or times as the Board, in its discretion, shall determine, except that no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

    (D) Alternative stock appreciation rights granted in conjunction with a stock option shall entitle the person exercising the alternative stock appreciation rights to surrender the related stock option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the option price per share times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option; provided, however, that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of the Common Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional share. The Board shall have the authority, in its discretion, to determine that the obligation of the Company shall be paid in cash or part in cash and part in shares. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the alternative stock appreciation rights shall be considered for all purposes to be the owner of the shares to be received. To the extent that a stock option as to which alternative stock
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  appreciation rights have been granted is exercised, canceled, terminates or expires, the alternative stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Board, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(E) shall be made by the Company as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (F) Unless the Board, in its discretion, shall otherwise determine, (i) no incentive stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and
  (ii) all incentive stock options shall be exercisable during the lifetime of the grantee only by the grantee. Unless the Board, in its discretion, shall otherwise determine, a nonstatutory stock option may be transferred by the grantee by gift to the grantee's spouse or to any of the grantee's lineal descendants or to the trustee(s) of a trust for the benefit of any such person. Any nonstatutory stock option gifted to any such person or trust shall be subject to the restrictions, terms and conditions of the Plan and the agreement referred to in Section 5(I), and any such transferee shall be deemed to be a grantee and shall upon receipt of such stock option, as a condition of effectiveness of the transfer, sign a written agreement with the Company agreeing to such restrictions, terms and conditions.

    (G) (1) Subject to the provisions of Section 4 in the case of incentive stock options and subject to the restriction on exercise set forth in Section 5(L), unless the Board, in its discretion, shall otherwise determine:

          (i) If the employment of a grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any outstanding stock option granted to the grantee shall be exercisable (but only to the extent exercisable immediately prior to the termination of employment, provided that the restriction on exercise set forth in Section 5(L) shall not be considered solely in determining the extent to which such stock option is exercisable on the date of termination of employment) at any time prior to the expiration date of such stock option or until three years after the date of termination of employment of the grantee, whichever is the shorter period, and to the extent not exercisable shall terminate;

          (ii) Following the death of a grantee during employment, any outstanding stock option granted to the grantee shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or until three years after the date of death of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the termination of employment of the grantee or one year after the date of death of the grantee (whichever is longer); and

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          (iv) Unless Section 8(C) applies following termination of employment, if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, any outstanding stock option granted to the grantee (whether or not exercisable immediately prior to termination of employment) shall automatically terminate.

               Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Board and any such determination by the Board shall be final and binding.

    (G) (2) Unless the Board, in its discretion, shall otherwise determine:

          (i) If a grantee ceases to serve as a Nonemployee Director for any reason other than resignation, removal for cause or death, any outstanding stock option granted to the grantee shall be exercisable (but only to the extent exercisable immediately prior to ceasing to serve as a Nonemployee Director) at any time prior to the expiration date of such stock option or until three years after the date the grantee ceases to serve as a Nonemployee Director, whichever is the shorter period, and to the extent not exercisable shall terminate;

          (ii) Following the death of a grantee during service as a Nonemployee Director, any outstanding stock option granted to the grantee shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or until three years after the date of death of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee after ceasing to serve as a Nonemployee Director during a period when a stock option is exercisable, the stock option shall be exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the grantee ceased to serve as a Nonemployee Director or one year after the date of death of the grantee (whichever is longer); and

          (iv) Unless Section 8(C) applies following termination of service, if during his or her term of office as a Nonemployee Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option granted to the grantee (whether or not exercisable immediately prior to resignation or removal) shall automatically terminate.

    (H) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board, in its discretion, may immediately terminate all outstanding stock options granted to the grantee. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

    (I) All stock options, alternative stock appreciation rights and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a
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  stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of the agreements need not be identical.

    (J) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Board, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(J). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(J) for the date as of which fair market value is to be determined, the Board shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

    (K) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

    (L) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement, any grantee who has made a hardship withdrawal from the Tuscarora Incorporated Savings Plan for Salaried Employees (or any holder of a stock option granted to such a grantee) shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv)(B)(4) or any successor regulation thereto.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(I).

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                                   SECTION 6
                   RESTRICTED SHARES, PERFORMANCE SHARES AND
                               OTHER SHARE AWARDS

     (A) Restricted Shares

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this
Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Board, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Board. The agreement shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of the agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Board.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the grantee and deposited with the Company in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Board, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Board, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates for the restricted shares (subject to the provisions of Section 10) shall be released from escrow and unpaid dividends, if any, shall be paid. From the date the award of restricted shares is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates and shall have all the rights of a shareholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Board.

     If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board may immediately declare forfeited all restricted shares awarded to the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

     Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring restricted shares to (i) the trustee(s) of a trust that is revocable by such grantee alone, both at the time of the transfer and at all times thereafter prior to such grantee's death, or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board. Restricted shares held by such trustee(s) shall be subject to all the restrictions, terms and conditions of the Plan and the applicable agreement as if such trustee(s) were a party to such agreement.

     (B) Performance Shares

     An award of performance shares shall entitle the grantee to receive up to the number of shares of Common Stock covered by the award at the end of or at a specified time or times during a specified award

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period contingent upon the extent to which one or more predetermined performance targets have been met during the award period. All the terms and conditions of an award of performance shares shall be determined, in its discretion, by the Board and shall be confirmed by an agreement which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The performance target or targets may be expressed in terms of earnings per share, return on shareholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Company or a Subsidiary, or any branch, department or other portion thereof, or the grantee individually, as may be established, in its discretion, by the Board. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period.

     At any time prior to the end of an award period, the Board may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Company or a Subsidiary, or any branch, department or other portion thereof, or any other event the Board determines would have a significant impact upon the probability of attaining the previously established performance target or targets.

     Payment of earned performance shares shall be made as soon as practicable after the shares have been earned. The Board, in its discretion, may determine that any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares shall also be paid. Unless otherwise provided, in its discretion, by the Board, any such dividends or other distributions shall not bear interest.

     Unless otherwise provided in the agreement confirming the award of the performance shares, if prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Company or a Subsidiary, the grantee retires under any retirement plan of the Company or a Subsidiary or the grantee dies during employment, the Board in its discretion, may determine to pay all or part of the performance shares based upon the extent to which the Board determines the performance target or targets have been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the award period and/or such other factors as the Board may deem relevant. If the Board, in its discretion, determines that all or any part of the performance shares shall be paid, payment shall be made as promptly as practicable following such determination. Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, the unearned performance shares shall be deemed not to have been earned and such shares shall not be paid. Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Board and any such determination by the Board shall be final and binding.

     If a grantee of performance shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board may immediately cancel the award. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance shares to be canceled shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

     Neither this Section 6(B) nor any other provision of the Plan shall preclude a grantee from transferring the right to receive performance shares to
(i) the trustee(s) of a trust that is revocable by such grantee alone, both at the time of the transfer and at all times thereafter prior to such grantee's death, or (ii) the trustee(s)

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

of any other trust to the extent approved in advance by the Board. The right to receive performance shares held by such trustee(s) shall be subject to all the restrictions, terms and conditions of the Plan and the applicable agreement as if such trustee(s) were a party to such agreement.

     (C) Other Share Awards

     The Board, in its discretion, may from time to time make other awards of shares of Common Stock under the Plan as an inducement to the grantee to enter the employment of the Company or a Subsidiary, in recognition of the contribution of the grantee to the performance of the Company or a Subsidiary, or any branch, department or other portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Board may deem relevant. Common Stock issued as a bonus pursuant to this Section 6(C) shall be issued for such consideration as the Board shall determine in its sole discretion.

                                   SECTION 7

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options or performance share awards and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options or performance share awards on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance share award, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or performance share award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Board, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Board shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Board, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Board, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of shareholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Board may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Board, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

     (A) Definitions.

     For purposes of this Section 8, the following terms shall have the following meanings:

    (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

    (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

    (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

    (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

    (5) "Continuing Directors" shall mean a director of the Company who either
  (a) was a director of the Company on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

    (6) "Section 8 Event" shall mean the date upon which any of the following events occurs:

          (a) The Company acquires actual knowledge that any Person other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company;

          (b) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Company or less than 51% of the members of the Board shall be Continuing Directors; or

          (d) The shareholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i)in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction;

  provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in
  (a) above, (ii) a grantee is required to be named pursuant to Item 2 of the
  Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in (b) above or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Company) referred to in (c) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

     (B) Acceleration of the Exercise Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those granted to a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

     (C) Extension of the Expiration Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options granted to a grantee (other than a grantee referred to in the proviso to Section 8(A)(6)) whose employment with the Company or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, or whose service as a Nonemployee Director ceases within one year of any Section 8 Event for any reason other than removal for cause or death, which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment or the date the grantee ceases to be a Nonemployee Director, but in no event after the expiration date of the stock option.

     (D) Lapse of Restrictions on Restricted Shares.

     Unless the agreement referred to in Section 6(A) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted shares (other than shares awarded to a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

     (E) Payment of Performance Shares

     Unless the agreement referred to in Section 6(B) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of an award period with respect to an award of performance shares to a grantee, the performance shares (unless the grantee is a person referred to in the proviso to Section 8(A)(6)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target and shall be paid as promptly as practicable after the Section 8 Event.

                                   SECTION 9

                  EFFECT OF THE PLAN ON THE RIGHTS OF GRANTEES

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights and/or cash payment rights) or an award under the Plan. Nothing in the Plan, in any stock option, alternative stock appreciation rights or cash payment rights granted under the Plan or in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall confer any right to any person to continue as a Nonemployee Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove Nonemployee Directors.

                                   SECTION 10

                                  WITHHOLDING

     Income or employment taxes may be required to be withheld by the Company or a Subsidiary in connection with the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are awarded or vest, performance shares are earned or other shares are awarded, or upon the receipt by the grantee of cash in payment of cash payment rights or dividends which are treated as compensation. Except as provided below, the grantee shall pay the Company in cash the amount required to be withheld.

     Unless the Board, in its discretion, shall otherwise determine, a grantee may elect to have any withholding obligation at the time of the exercise of a nonstatutory stock option or alternative stock appreciation rights or at the time restricted shares vest, performance shares are earned or other shares are awarded satisfied in whole or in part by the Company withholding from the shares of Common Stock that would otherwise be received shares of the Common Stock having a fair market value, determined as provided in Section 5(J), on the date that the amount of tax to be withheld is determined (the "Tax Date") equal to or less than the amount required to be withheld, and in this event the Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash.

     Unless the Board, in its discretion, shall otherwise determine, a grantee may also elect to have any withholding obligation at the time of the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon the exercise of an incentive stock option or at the time restricted shares are granted or vest, performance shares are earned or other shares are awarded satisfied in whole or in part by the grantee delivering to the Company shares of the Common Stock having a fair market value, determined as provided in Section 5(J), on the Tax Date equal to or less than the amount required to be withheld, except that no shares of the Common Stock which have been held for less than one year may be delivered, and in this event the Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash.

     Unless the Board, in its discretion, shall otherwise determine, any income or employment taxes required to be withheld by the Company or any of its Subsidiaries upon the receipt of cash in payment of cash payment rights or dividends will be satisfied by the Company by withholding the taxes required to be withheld from the cash the grantee would otherwise receive.

     If a grantee does not pay any income or employment taxes required to be withheld by the Company or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Company or such Subsidiary may withhold such taxes from any other compensation to which the grantee is entitled from the Company or any of its Subsidiaries. The Company shall not be required to deliver any shares or make any cash payment under the Plan until the withholding obligation has been satisfied.

                                   SECTION 11

                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without shareholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) decrease the purchase price at which stock options may be granted to less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date of grant, (iii) reprice outstanding stock options or other awards or (iv) extend the duration of the Plan. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12

                      EFFECTIVE DATE AND DURATION OF PLAN

     Subject to its approval by the shareholders of the Company, the Plan shall be effective as of December 18, 1997. No stock option or alternative stock appreciation rights granted under the Plan may be exercised and no restricted, performance or other shares may be awarded until after such approval. No stock option, alternative stock appreciation rights or cash payment rights may be granted and no restricted, performance or other share awards may be made under the Plan subsequent to December 17, 2007.